UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2018

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Spirit AeroSystems Holdings, Inc. (“Spirit”) is adjusting its 2018 financial outlook to reflect recent developments. With production rates increasing on all of Spirit’s major programs, including the B737, B787, A320, and A350, Spirit has been working hard to meet delivery commitments and support its customers.

Despite supply chain difficulties that resulted in some disruption earlier in the year, Spirit has been making progress on transitioning to higher rates of production and Spirit’s management believes Spirit is on track to meet its 2018 delivery targets on all programs after posting record deliveries in the second quarter of 2018, including 169 B737 fuselages. As a result, Spirit is increasing its 2018 revenue outlook from $7.1 - $7.2 billion to a new range of $7.2 - $7.3 billion.

While recovering delivery schedules, Spirit has taken actions necessary to meet customer commitments that resulted in elevated levels of overtime, additional contractors, and expedited freight charges. These elevated costs have subsided but continued longer into the year than initially expected to offset supplier shortages. As a result, Spirit is decreasing its 2018 Adjusted Diluted Earnings per Share (“Adjusted EPS”)* outlook from $6.25 - $6.50 per share to a new range of $6.10 - $6.35 per share.

Spirit is maintaining the lower end of the range on its 2018 Adjusted Free Cash Flow* outlook at $550 million as a result of several initiatives Spirit has taken throughout the year, including reducing capital expenditures through efficiencies and also putting in place a vendor finance program to extend payment terms with Spirit’s suppliers as well as other working capital initiatives. To reflect the cost pressures Spirit has experienced, Spirit is lowering the upper end of the range of 2018 Adjusted Free Cash Flow* outlook to $575 million.

Spirit’s management will be participating in the Morgan Stanley Laguna Beach investor conference later today and will discuss the financial outlook update and respond to questions.

Spirit’s fully updated 2018 financial outlook is as follows:

2018 FINANCIAL OUTLOOK

	Prior Outlook as of August 1, 2018	Updated Outlook as of September 12, 2018
Revenues	$7.1 - $7.2 billion	$7.2 - $7.3 billion
Adjusted Diluted Earnings Per Share^*	$6.25 - $6.50	$6.10 - $6.35
Effective Tax Rate	21-22%	21-22%
Adjusted Cash from Operations^*	$825 - $925 million	$825 - $900 million
Adjusted Free Cash Flow^*	$550 - $600 million	$550 - $575 million

^ As previously disclosed, Spirit entered into a definitive agreement to purchase all of the issued and outstanding equity of S.R.I.F. N.V., the parent company of Asco Industries N.V. (“Asco”). Adjusted figures reflected above exclude the impact of the Asco acquisition, including transaction costs, interest expense, loss on derivative instrument (foreign currency forward contract based on acquisition purchase price), and debt financing costs, as applicable.

* While Spirit reports financial information using U.S. Generally Accepted Accounting Principles (“GAAP”), management believes that certain non-GAAP measures (which are indicated by * in this report) provide investors with important perspectives into Spirit’s ongoing business performance. The non-GAAP measures used in this report are (i) Adjusted EPS (adjusted diluted earnings per share), (ii) adjusted cash from operations, and (iii) adjusted free cash flow, which are described further below. Spirit does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define and calculate the measures differently than Spirit does, limiting the usefulness of the measures for comparison with other companies.

Use of Non-GAAP Financial Measures

Adjusted EPS. Adjusted EPS is defined as GAAP diluted earnings per share less various items that are not considered to be directly related to our operating performance. Management uses Adjusted EPS as a measure of business performance and believes this information is useful in providing period-to-period comparisons of Spirit’s results. The most comparable GAAP measure is diluted earnings per share. Outlook related to GAAP diluted earnings per share and a reconciliation between GAAP diluted earnings per share and Adjusted EPS are omitted herein due to the uncertainty of full-year Asco acquisition impacts that are dependent on timing of closing the acquisition.

Adjusted Cash from Operations. Adjusted Cash from Operations is defined as GAAP cash from operating activities less various items that are not considered to be directly related to operational performance. The most comparable GAAP measure is cash from operating activities.  Outlook related to GAAP cash from operating activities and a reconciliation between GAAP cash from operating activities and Adjusted Cash from Operations are omitted herein due to the uncertainty of full-year Asco acquisition impacts that are dependent on timing of closing the acquisition.

Adjusted Free Cash Flow. Adjusted Free Cash Flow is defined as GAAP cash from operating activities, less (i) capital expenditures for property, plant and equipment (expected to be between $275 - $325 million for 2018), and (ii) certain items that arise from time to time that are outside of the ordinary course of our operations. Management believes that excluding these items provides a better understanding of the underlying trends in Spirit’s operating performance and allows more accurate comparisons of Spirit’s operating results to historical performance. The most comparable GAAP measure is cash from operating activities. Outlook related to GAAP cash from operating activities and a reconciliation between GAAP cash from operating activities and Adjusted Free Cash Flow are omitted herein due to the uncertainty of full-year Asco acquisition impacts that are dependent on timing of closing the acquisition.

Risks applicable to our financial outlook are described more fully in the Cautionary Statement Regarding Forward-Looking Statements.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that may involve many risks and uncertainties. Forward-looking statements reflect our current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goal,” “forecast,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “predict,” “project,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, but are not limited to, the following: 1) our ability to continue to grow our business and execute our growth strategy, including the timing, execution, and profitability of new and maturing programs; 2) our ability to perform our obligations under our new and maturing commercial, business aircraft, and military development programs, and the related recurring production; 3) our ability to accurately estimate and manage performance, cost, and revenue under our contracts, including our ability to achieve certain cost reductions with respect to the B787 program; 4) margin pressures and the potential for additional forward losses on new and maturing programs; 5) our ability to accommodate, and the cost of accommodating, announced increases in the build rates of certain aircraft; 6) the effect on aircraft demand and build rates of changing customer preferences for business aircraft, including the effect of global economic conditions on the business aircraft market and expanding conflicts or political unrest in the Middle East or Asia; 7) customer cancellations or deferrals as a result of global economic uncertainty or otherwise; 8) the effect of economic conditions in the industries and markets in which we operate in the U.S. and globally and any changes therein, including fluctuations in foreign currency exchange rates; 9) the success and timely execution of key milestones such as the receipt of necessary regulatory approvals, including our ability to obtain in a timely fashion any required regulatory or other third party approvals for the consummation of our announced acquisition of Asco, and customer adherence to their announced schedules; 10) our ability to successfully negotiate, or re-negotiate, future pricing under our supply agreements with Boeing and our other customers; 11) our ability to enter into profitable supply arrangements with additional customers; 12) the ability of all parties to satisfy their performance requirements under existing supply contracts with our two major customers, Boeing and Airbus, and other customers, and the risk of nonpayment by such customers; 13) any adverse impact on Boeing’s and Airbus’ production of aircraft resulting from cancellations, deferrals, or reduced orders by their customers or from labor disputes, domestic or international hostilities, or acts of terrorism; 14) any adverse impact on the demand for air travel or our operations from the outbreak of diseases or epidemic or pandemic outbreaks; 15) our ability to avoid or recover from cyber-based or other security attacks, information technology failures, or other disruptions; 16) returns on pension plan assets and the impact of future discount rate changes on pension obligations; 17) our ability to borrow additional funds or refinance debt, including our ability to obtain the debt to finance the purchase price for our announced acquisition of Asco on favorable terms or at all; 18) competition from commercial aerospace original equipment manufacturers and other aerostructures suppliers; 19) the effect of governmental laws, such as U.S. export control laws and U.S. and foreign anti-bribery laws such as the Foreign Corrupt Practices Act and the United Kingdom Bribery Act, and environmental laws and agency regulations, both in the U.S. and abroad; 20) the effect of changes in tax law, such as the effect of The Tax Cuts and Jobs Act that was enacted on December 22, 2017, and changes to the interpretations of or guidance related thereto, and Spirit’s ability to accurately calculate and estimate the effect of such changes; 21) any reduction in our credit ratings; 22) our dependence on our suppliers, as well as the cost and availability of raw materials and purchased components; 23) our ability to recruit and retain a critical mass of highly-skilled employees and our relationships with the unions representing many of our employees; 24) spending by the U.S. and other governments on defense; 25) the possibility that our cash flows and our credit facility may not be adequate for our additional capital needs or for payment of interest on, and principal of, our indebtedness; 26) our exposure under our revolving credit facility to higher interest payments should interest rates increase substantially; 27) the effectiveness of any interest rate hedging programs; 28) the effectiveness of our internal control over financial reporting; 29) the outcome or impact of ongoing or future litigation, claims, and regulatory actions; 30) exposure to potential product liability and warranty claims; 31) our ability to effectively assess, manage and integrate acquisitions that we pursue, including our ability to successfully integrate the Asco business and generate synergies and other cost savings; 32) our ability to consummate our announced acquisition of Asco in a timely matter while avoiding any unexpected costs, charges, expenses, adverse changes to business relationships and other business disruptions for ourselves and Asco as a result of the acquisition; 33) our ability to continue selling certain receivables through our supplier financing program; 34) the risks of doing business internationally, including fluctuations in foreign current exchange rates, impositions of tariffs or embargoes, trade restrictions, compliance with foreign laws, and domestic and foreign government policies; and 35) our ability to complete the accelerated stock repurchase, among other things. These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: September 12, 2018	By:	/s/ Sanjay Kapoor
		Name:	Sanjay Kapoor
		Title:	Executive Vice President and Chief Financial Officer